FRMO CORP.


                    Notice of Annual Meeting of Shareholders
                                  July 15, 2004
                                 3 PM Local Time


Dear Fellow Shareholder:

         You are cordially invited to attend FRMO Corp's Annual Shareholders' Meeting, which will be held on Thursday, July 15, 2004 at 3:00 PM at the 33rd Floor Conference Room, 100 Park Avenue, New York, NY 10017. The meeting is being held for the following purposes:

         1. To elect a Board of Directions to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed.

         2. To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

         These items are more fully described in the following pages, which are made part of this notice. Only shareholders of record on the books of the Company at the close of business on May 31, 2004 will be entitled to vote at the annual meeting.

         PLEASE ASSIST THE COMPANY AND ENSURE THAT YOUR VOTE IS RECORDED, BY SIGNING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON AND THE PROXY WILL BE SUPERSEDED BY THE VOTE YOU CAST AT THE MEETING.



                                                Peter Doyle, Secretary
                                                For the Board of Directors


Chappaqua, NY
June 14, 2004

                                   FRMO CORP.
                              30 HAIGHTS CROSS ROAD
                               CHAPPAQUA, NY 10514


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS


                                  June 14, 2004


           This Proxy Statement is being furnished to the Shareholders (the "Shareholders") of FRMO Corp. a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on July 15, 2004 and at any adjournments thereof.


           At the Meeting, Shareholders will be asked:


           1. To elect six directors,

           2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.


           May 31, 2004 is the record date (the "Record Date") for the determination of the holders of the Company's common shares, par value $.001 per share (the "Common Shares") entitled to notice of and to vote at the Meeting. Each such Shareholder will be entitled to one vote for each Common Share held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. At the close of business on May 31, 2004, there were 36,083,774 Common Shares entitled to vote.

           This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Shares on or about June 14, 2004.

                              AVAILABLE INFORMATION

           The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Such information may also be accessed electronically by means of the Commissions's home page on the Internet (http://www.sec.gov.).


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

           The following documents filed by the Company (File No. 0-29346) with the Commission are incorporated by reference into this Proxy Statement:

                     The Company's Annual Report (Form 10-K) for the fiscal year ended February 29, 2004 which is a part of the Annual Report sent to Shareholders with this Proxy Statement.

           All documents and reports subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing of such documents or reports.

                                   THE MEETING


DATE, TIME AND PLACE

           The Meeting will be held on Thursday, July 15, 2004 at 3:00 P.M., local time, at the 33rd floor conference room, 100 Park Avenue, New York, NY 10017.


MATTERS TO BE CONSIDERED

           At the Meeting, Shareholders will be asked to elect six directors. The Board of Directors knows of no matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.


RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

           Shareholders as of the Record Date (i.e., the close of business on May 31, 2004) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 36,083,774 Common Shares outstanding and entitled to vote, with each share entitled to one vote.


REQUIRED VOTES

           Under Delaware law, the affirmative vote of the holders of a plurality of the Common Shares voted at the Meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

VOTING AND REVOCATION OF PROXIES

           Shareholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Common Shares represented by properly executed proxies received by the Company and not revoked will be voted in accordance with the specifications, if any, made in the proxy. If not otherwise specified in the proxy, the shares will be voted for election of each nominee for director named herein.

           If any other matters are properly presented at the Meeting for consideration, including among other things consideration of a motion to adjourn the Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

           Any proxy signed and returned by a Shareholder may be revoked at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth herein, written notice of such revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.


PROXY SOLICITATION

           The Company will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from Shareholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Shares held of record by them, and such custodians will be reimbursed for their reasonable expenses.


                        MARKET PRICES AND DIVIDEND POLICY

           The Common Shares of the Company are traded on the NASDAQ Bulletin Board under the symbol FRMO. See page 6 of the enclosed Form 10-K for market prices of the Company's Common Stock and page 10 of this Proxy Statement for a price performance measurement comparison. The Company has never paid a cash dividend on its Common Stock and there is no present intention to declare a cash dividend in the future.

                              ELECTION OF DIRECTORS

           Six directors will be elected at this year's annual meeting. Each director will serve until the next annual meeting or until he is succeeded by another qualified director who has been elected. We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all the nominees listed below. The Board of Directors recommends a vote FOR the nominees set forth below, each of whom was first elected to the new FRMO Corp. after the spin-off and recapitalization on January 23, 2001. The following information was provided by the nominees.

MURRAY STAHL:              Age 50. Mr.  Stahl is Chairman of the Board and Chief
                           Executive  Officer  of  the  Company.  He  co-founded
                           Horizon Research Group, a subsidiary of Horizon Asset
                           Management, Inc., in 1995 and is currently the Portfolio Manager of The New Paradigm Fund. Prior to
                           1995 Mr. Stahl was with Bankers Trust Company for 16 years as a portfolio manager and research analyst.

STEVEN BREGMAN:            Age 45. Mr. Bregman is President, Treasurer and Chief
                           Financial and Operating Officer of the Company. He co-founded Horizon Research Group in 1995. Prior to
                           1995 Mr. Bregman was with Bankers Trust for 9 years, where he was an Investment Officer in the Bank's
                           Private Clients Group.

PETER DOYLE:               Age 42. Mr. Doyle is Vice  President and Secretary of
                           the Company.  He is a co-founder of Horizon  Research
                           Group and also  Kinetics  Asset  Management,  Inc. in
                           1996 where he is Chief Investment Strategist for the Kinetics family of mutual funds. Prior to 1996 Mr.
                           Doyle was with Bankers Trust Company for 9 years, where he was an Investment Officer.

LAWRENCE GOLDSTEIN:        Age 68. Mr. Goldstein is the General Partner of Santa
                           Monica Partners, L.P.,a private in vestment fund, he founded in 1982. Prior thereto he was First Vice
                           President  of Drexel  Burnham  Lambert  and a General
                           Partner (Security Analyst and Fund Manager) of its predecessor Burnham & Company for 23 years. He is a director of Starstruck, Ltd. (ASE: KAP) since 1984.

ALLAN KORNFELD:            Age 66. Mr.  Kornfeld  is  currently  an  Independent
                           Consultant on financial matters and a Director at M &
                           A London, LLC of Montclair, New Jersey which provides corporate development services to mid-range public and private companies. He is a certified public accountant and attorney. He was an accountant and audit partner at Ernst & Young from 1960-1975, a comptroller, Vice President and Senior Vice President of Ametek, Inc. (NYSE) from 1975-1986 and then Chief
                           Financial  Officer and  Executive  Vice  President of
                           Ametek from 1986-1994.

LESTER TANNER:             Age 80. Mr. Tanner is President and a director of MFC
                           Development   Corp.   Prior  to  August  1,  2000  he
                           practiced law as a partner in his law firm for more than 30 years with a concentration in corporate, real estate and financial matters. Mr. Tanner has a J.D.
                           degree from Harvard Law School.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS
                              AND BOARD COMMITTEES

SHAREHOLDER NOMINATIONS

           A Shareholder entitled to vote in the election of directors may nominate one or more persons for election as directors at the meeting if written notice of such Shareholder's intent to make such nomination has been given to the Company, not less than five days prior to the meeting date. Such notice shall set forth the name and address of the Shareholder and his or her nominee, a representation that the Shareholder is entitled to vote at such meeting and intends to nominate such person, a description of all arrangements or understandings between the Shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of such Shareholder's nominee, and the consent of each nominee to serve as a director of the Company if so elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company.

MEETINGS AND COMMITTEES

           Since July 17, 2003, the Board of Directors held four meetings at which all directors were present. The Board of Directors has a standing Executive Committee, Audit Committee and Compensation Committee.

           The Executive Committee exercises the authority of the Board of Directors in the management of the business of the Company at such times as the full Board of Directors is unavailable. The Executive Committee, which met once since July 18, 2002, currently consists of Messrs. Bregman (Chair), Stahl and Doyle.

           The Audit Committee met three times since July 17, 2003 and currently consists of Messrs. Kornfeld (Chair) and Tanner who operate under the Charter filed as an exhibit to a previous proxy statement. Both members are "financially literate" and Mr. Kornfeld qualifies as an "audit committee financial expert" as defined by applicable regulations. The Report of the Audit Committee is included in this Proxy Statement.

           The Compensation Committee reviews the compensation, benefits and stock options for the Company's executive and key personnel and makes recommendations to the Board of Directors. The Compensation Committee which has held no meetings currently consists of Messrs. Stahl (Chair), Bregman and Goldstein.

CODE OF ETHICS

           The Company has adopted a written Code of Ethics that applies to all of its directors, officers and employees, which will be filed as an Exhibit with the Securities and Exchange Commission. Any shareholder may obtain a paper copy of that Code free of charge by writing to the Secretary at the address set forth on the top of page 1 above. Any amendment to the Code of Ethics will be made available promptly after its date.

                  PRESENT BENEFICIAL OWNERSHIP OF COMMON SHARES

           The table below is as of May 21, 2004 and shows the beneficial ownership of the Company's Common Shares by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Shares (the Company's only class of voting securities), (ii) each executive officer and director and (iii) all executive officers and directors of the Company as a group.

NAME                                                     POSITION                SHARES     PERCENT
-------------------------------------------     --------------------------     ---------    -------
Murray Stahl (1)(c)                             Chairman, CEO, Director        6,693,120     18.6%
Steven Bregman (a)(c)                           President, COO, Director       6,693,120     18.6%
                                                  Treasurer & CFO

Peter Doyle (a)(d)                              Vice President, Secretary
                                                  and Director                 3,640,320     10.1%
Lester Tanner (2)                               Director
                                                                               3,599,504     10.0%
Lawrence J. Goldstein (d)                       Director                       1,800,000      5.0%
Allan Kornfeld (d)                              Director                           4,000      --
John Meditz (a)(d)                                      --                     6,693,120     18.6%
Thomas C. Ewing (a)(d)                                  --                     3,453,120      9.6%
FRMO Control Group and all executive
officers and directors as a group (10 persons)                                34,283,822     95.0%

----------
(a) The FRMO Control Group owns 34,199,504 shares consisting of the 32,572,304 shares owned by Messrs. Stahl, Bregman, Doyle, Tanner, Goldstein, Meditz and Ewing shown above, 1,146,240 shares owned by Catherine Bradford and 480,960 shares owned by Katherine Ewing. Horizon Research Group and Kinetics Voting Trust, affiliates of the Chairman and President of the Company, own 80,003 shares and 315 shares respectively, which are included above in the total of 34,283,822 shares.

(b) Includes shares owned by entities managed by Lester Tanner which are owned by him, his children and his wife. His address is 271 North Avenue, New Rochelle, NY 10801.

(c) The address of Messrs. Stahl and Bregman at the Company is 30 Haights Cross Road, Chappaqua, NY 10514.

(d) The address of Messrs. Doyle, Meditz and Ewing is 470 Park Avenue South, New York, NY 10016. Addresses for other persons are: Lawrence J. Goldstein, 1865 Palmer Avenue, Larchmont, N.Y. 10538; Allan Kornfeld, 5380 North Ocean Drive, Singer Island, FL 33404. Mr. Goldstein is the General Partner of Santa Monica Partners, LP, private fund which owns 218,000 shares of the Company. See page 8 for stock options granted to Mr. Kornfeld.

                             EXECUTIVE COMPENSATION

           The Company has not paid any compensation to any officer in the fiscal year ended February 29, 2004.


COMPENSATION POLICY

           The Company's compensation for any officer after February 29, 2004 is expected to consist of a base salary and annual bonus compensation. Salary and bonus payments will be discretionary with the Board of Directors and will be designed to reward current and past performance.

           The Company's policy will emphasize performance-based compensation. Accordingly, a significant percentage of annual compensation may consist of bonus compensation. This ensures that compensation reflects the individual's specific contributions to the success of the Company. Bonus compensation is determined on the basis of the directors' subjective assessment of an executive's performance and not on any specific formula.

           The Company believes that, as it grows, its compensation program will enable it to attract, motivate and retain senior management by providing a competitive total compensation opportunity based on performance.


STOCK OPTIONS

           The Company, from time to time, will issue stock options to officers, directors or key employees, which are designed to provide incentive for superior performance, the value of which will increase or decrease based upon the future price of the Common Shares. The amount of stock options awarded will not be based on any specific formula, but rather on a subjective assessment by the Board of Directors. To date, the Company has issue stock options for a total of 63,000 shares. On July 20, 2001 the Company issued stock options to Allan Kornfeld, David Michael and Victor Brodsky, to purchase 3,000, 3,000 and 15,000 shares, respectively, expiring July 20, 2006 at the option price of $1.25 per share. On July 18, 2002, the Company issued stock options to Messrs. Kornfeld and Michael to purchase 3,000 shares each and to Mr. Brodsky to purchase 30,000 shares, all expiring July 18, 2007 at the option price of $0.40 per share. On July 17, 2003, the Company issued stock options to Messrs. Kornfeld and Michael to purchase 3,000 shares each, expiring July 17, 2008 at the option price of $0.40 per share. Mr. Kornfeld is a director. Mr. Michael is a former director. Mr. Brodsky is a former officer.

COMPENSATION OF DIRECTORS

           The Company has not paid compensation to any director in the fiscal year ended February 29, 2004 and has made no arrangement to pay directors' fees in the current fiscal year. Only Allan Kornfeld, among the present directors, will be eligible to receive stock options under the Company's policy of only granting options to a director who does not already own as much as 1% of the Company's outstanding stock.


INDEMNIFICATION

           Pursuant to its By-Laws, the Company provides indemnification for all directors and officers of the Company and its subsidiaries. No claims have been made pursuant to this indemnification.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           The Company's new start on January 23, 2001 and its recapitalization by the purchase of 34,200,000 shares of common stock by the FRMO Control Group, defined above at page 7, on January 23, 2001 are described in the accompanying Annual Report (Form 10-K) for the fiscal year ended February 29, 2004 (the "Annual Report") at pages 1 and 2 thereof.

           In January 2001 the Company signed a consulting agreement with Lawrence J. Goldstein, the manager of the Santa Monica Partners, L.P., whereby he will pay $21,600 per year to the Company for access to consultations with the Company's personnel designated by Murray Stahl and Steven Bregman. Mr. Goldstein is a director and shareholder of the Company.

           In March 2001 the Company acquired the research service fees that Horizon Research Group was entitled to receive from The New Paradigm Fund in exchange for 80,003 shares of the Company's Common Stock. In October 2001, the Company acquired a 2% interest in the subscription revenues from The Capital Structure Arbitrage Report that Horizon Research Group and a third party receive in exchange for 50 shares of the Company's Series R Preferred Stock. In February 2002, the Company acquired a 7.71% in Kinetics Advisors, LLC and a finders fee share interest in exchange for 315 shares of Common Stock. Murray Stahl, Steven Bregman and Peter Doyle, officers, directors and shareholders of the Company, are also shareholders of the entity which owns the Horizon Research Group. See page 3 of the Annual Report.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, directors and greater than 10% beneficial shareholders, the Company believes that since the effective date of the Company's Registration Statement Pursuant to Section 12(g) of The Securities Exchange Act of 1934, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

                       PERFORMANCE MEASUREMENT COMPARISON

           The Company's common stock has traded on the NASDAQ Bulletin Board (symbol FRMO) since the spin-off on January 23, 2001. The graph set forth below compares cumulative total return to our shareholders with the total return of the Nasdaq Composite Index and Nasdaq Other Financial Services Index, resulting from an initial assumed investment of $100 in each and assuming reinvestment of any dividends, beginning February 28, 2001 and ending at February 29, 2004.

                            TOTAL RETURN PERFORMANCE

          [TABLE BELOW REPRESENTS A LINE CHART IN THE ORIGINAL REPORT]

INDEX                                      2/28/01   2/28/02   2/28/03   2/29/04
----------------------------------------   -------   -------   -------   -------
FRMO Corp. Corp.                           100.00     61.18     19.76     56.46
NASDAQ - Composite Index*                  100.00     80.47     62.16     53.98
NASDAQ - Other Financial Services Index*   100.00     92.86     73.50    148.32

*Source: Bloomberg L.P.

                          REPORT OF THE AUDIT COMMITTEE

           The Audit Committee is comprised solely of independent directors and operates under a written charter adopted by the Board of Directors. The Committee reviews and assesses the adequacy of its charter on an annual basis. As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Holtz Rubenstein & Co., LLP, the company's independent auditing firm, is responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards.

           The Audit Committee's functions are not intended to duplicate the activities of management and the independent auditor. The Committee serves a board-level oversight role, in which it provides advice and direction to management and the auditors on the basis of the information it receives and the experience of the Committee's members in business, financial and accounting matters. Among other matters, the Audit Committee monitors the performance of the Company's auditors, including the audit scope and auditor independence. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor.

           The Committee has reviewed and discussed the financial statements with management and the independent auditor. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Company's independent auditor provided the Committee with the disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the independent auditor that firm's independence.

           Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited financial statements in the Company's annual report on Form 10-K for the year ended February 29, 2004. A representative of Holtz Rubenstein & Co., LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as the representative may desire.

           Fees for professional services rendered by Holtz Rubenstein & Co., LLP in connection with the audit of the Company's annual financial statements during the year ended February 29, 2004 and reviews of the Company's Forms 10-Q for the fiscal year approximately $10,000. Holtz Rubenstein rendered no services pertaining to Financial Information Systems Design and Implementation. Fees to Holtz Rubenstein for other services approximated $500.


AUDIT COMMITTEE:     ALLAN KORNFELD (CHAIR) AND LESTER TANNER.

                                  ANNUAL REPORT

           A copy of the Company's Annual Report to Shareholders for the fiscal year ended February 29, 2004 is being furnished to Shareholders concurrently herewith.


                            PROPOSALS BY SHAREHOLDERS

           Proposals that Shareholders wish to include in the Company's Proxy Statement and form of proxy for presentation at the Company's 2005 Annual Meeting of Shareholders, presently scheduled to be held on July 21, 2005, must be received by the Company at 30 Haights Cross Road, Chappaqua, NY 10514, Attention of Peter Doyle, Secretary, no later than March 29, 2005.


June 14, 2004                      By Order of the Board of Directors


                                        Murray Stahl
                                        Chairman and Chief Executive Officer


                                        Steven Bregman
                                        President and Chief Operating Officer

                                   FRMO CORP.
                                 CODE OF ETHICS


POLICY STATEMENT

           The policies and standards set forth in this Code apply to all directors, officers and employees of FRMO Corp. (herein the "Company"). It is the policy of the Company to conduct its affairs in a manner which is at all times fair, ethical and legal. Any conduct that may raise questions or cast doubt regarding ethical or legal conduct should be avoided. Any waiver of the Code for Executive Officers or Directors may be made only by the Company's Board of Directors and will be promptly disclosed to the Company's shareholders.


COMPANY RESPONSIBILITIES

           Management of the Company must create a working environment that fosters integrity and trustworthiness and be alert with respect thereto. Management is accountable for the following:

          o To inform all current employees and all new employees of the Company's requirement to conduct themselves in a manner consistent with this policy. Any employee having questions is encouraged and has the freedom to obtain additional counsel from his or her supervisor, management, the Company President or Company legal counsel.

          o    To  encourage   its   employees   to  report,   without  fear  of
               retribution, any conduct or activity that creates an appearance of wrongdoing or impropriety.

          o To investigate in a timely manner any allegations or indications of unethical or improper conduct and, where necessary, to take prompt corrective action.

          o To invoke appropriate disciplinary action against the individuals responsible for any unethical or improper conduct and where necessary, to take prompt corrective action.


INDIVIDUAL RESPONSIBILITIES
EVERY DIRECTOR, OFFICER AND EMPLOYEE MUST:

          O    Comply with all applicable laws.

          o Protect, preserve and enhance Company assets employing only ethical and lawful means.

          o Be alert and sensitive to the obligations imposed by this Code of Ethics and seek counsel when additional clarification is required on any ethical or legal question regarding the conduct of the Company's business.

          o Avoid situations which could result in unethical, illegal, or otherwise improper actions by themselves or others.

          o Advise others when their actions may be considered to be unethical or improper.

          o Report any unfair, unethical, dishonest or illegal business activity through any of the methods set forth below.


COMPANY RECORDS

           All Company records and financial reports must be maintained in an accurate and auditable manner in conformity with generally accepted accounting principles. No entries will be made which intentionally conceal or disguise the true nature of any transaction.


CONFLICT OF INTEREST

           Conflict of interest exists when a person's personal interests influence, or reasonably appear to influence, their judgment or ability to act in the best interests of the Company and its shareholders. Whenever any such person is placed in a position of possible conflict of interest, or if he or she has doubts as to the existence of such a conflict, it is the person's duty to make a full disclosure of the situation to the Company and/or the Board of Directors.


INSIDER INFORMATION

           As employees of a corporation whose stock is traded publicly, we are subject to various laws and regulations against benefitting from "insider information" or sharing it with others. Generally, "inside information" is any material information which is not known to the public and which could influence the price of the Company's stock. As an officer, director or employee, you may neither use insider information for your personal benefit nor furnish inside information to others. If an employee has any doubts about the appropriateness of acting on or disclosing Company information, it is the employee's responsibility to discuss the issue with Company legal counsel.


ENTERTAINMENT, GIFTS AND GRATUITIES

           Directors, officers and employees shall exercise care and discretion to ensure that their business decisions are made solely on the basis of the Company's best interest, and that any business courtesy extended or given does not influence or appear to influence the outcome of such decisions.

ENFORCEMENT

           All directors and officers will be asked to sign a document which states:

           "I ACKNOWLEDGE THAT I HAVE READ THE COMPANY'S CODE OF ETHICS. I AGREE TO COMPLY IN ALL RESPECTS WITH THE PRINCIPLES AND RULES CONTAINED IN THE DOCUMENT. IF I HAVE ANY DOUBT ABOUT WHETHER ANY GIVEN PROPOSED CONDUCT WILL BE IN COMPLIANCE WITH SUCH PRINCIPLES AND RULES, I WILL SEEK (AND FOLLOW) GUIDANCE AS REQUIRED. I FURTHER CONFIRM MY UNDERSTANDING THAT ANY FAILURE TO COMPLY WITH THESE PRINCIPLES AND RULES WILL SUBJECT ME TO DISCIPLINARY ACTION, UP TO AND INCLUDING IMMEDIATE TERMINATION OF MY EMPLOYMENT WITH THE COMPANY.

           I CERTIFY TO THE COMPANY THAT I AM NOT IN VIOLATION OF THE POLICY STATEMENT."


REPORTS AND INQUIRIES

           All reports and inquiries of unfair treatment, unethical, dishonest or illegal conduct, and requests for clarification or questions of any type pertaining to this Code of Ethics may be referred to any of the following:

          o    Your direct supervisor.
          o    Company President.
          o    Company Counsel.
          o    Chief Financial Officer.
          o    A member of the Board of Directors.

           You may also report actual or perceived violations of this Code of Ethics CONFIDENTIALLY and ANONYMOUSLY to the extent possible through any member of the Board of Directors listed in the Company's Annual Report.


NON-RETALIATION POLICY

           The Company does not tolerate retaliation against any person who has reported a violation of this Code of Ethics in good faith. This non-retaliation policy applies whether the complaint is ultimately determined to be well founded or unfounded. All personnel are specifically prohibited from taking any adverse employment action against anyone in retaliation for reporting a good faith claim of violation. Anyone who feels that they have been retaliated against in violation of this policy should report the matter promptly to the Company's Counsel.


                                      -3-